UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 5, 2003
                                ----------------


                         CHINA WORLD TRADE CORPORATION
             (Exact name of registrant as specified in its charter)

                                    000-26119
                            (Commission File Number)

         Nevada                                            87-0629754
                                                           ----------
(State or other jurisdiction of            (I.R.S. Employer Identification No.)
          incorporation)

                   4th Floor, Goldlion District Network Center
                           138 Tiyu Road East, Tianhe
                              Guangzhou, PRC 510620

             (Address of principal executive offices, with zip code)

                              (001)(8620)3878-0286

              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)

Item 1.  Changes in Control of Registrant.

(a) The Company entered into a acquisition agreement (the "Acquisition Agreement") dated November 19, 2003, with Mr. Tsang Chi Hung ("Mr. Tsang"), the owner of the 21st to 23rd Floor of Goldlion Digital Network Center, 138 Tiyu Road East, Tianhe, Guangzhou 510620, PRC (the "Premises"). On December 5, 2003, pursuant to the Acquisition Agreement, Mr. Tsang purchased from the Company 3,000,000 common shares and warrants to purchase an additional 6,000,000 commons shares (the "Warrants") for US$1,800,000 (US$0.60 per common share). As consideration for the US$1,800,00 purchase price, Mr. Tsang assigned to the Company the rights to the after tax rental income of the Premises for a five year period commencing on December 1, 2003 and ending on November 30, 2008, the present value of which was estimated to be worth over US$1,800,000. The Warrants may be exercised between December 5, 2003 to December 1, 2005 at an exercise price of US$0.75 per common share.

Pursuant to a Settlement Agreement dated December 5, 2003, entered into between the Mr. Tsang and the Company, Mr. Tsang converted US$456,661.73, which was previously advanced to the Issuer by the Mr. Tsang, into 761,103 common shares of the Company.

As a result of the acquisition of shares and warrants pursuant to the Acquisition Agreement and the acquisition of shares pursuant to the the Settlement Agreement, and in the event Mr. Tsang exercises the Warrants in full, Mr. Tsang beneficially owns 71.82% of the common shares of the Company and controls the appointment of directors to the Board of Directors of the Company.

However, no new directors or officers were appointed, and no directors of offices were removed as a result of the completion of the Acquisition Agreement and the Settlement Agreement. To the Company's knowledge, there are no agreements, arrangements or understandings between and among Mr. Tsang or any other shareholders or their respective associates with respect to the election of directors, appointment of officers or the control of the Company.

         (b) Information required by Item 403(c) of Regulation S-K

------------------------ --------------------------- -------------------
Class                     Name and Address of        Amount and Nature of
                           Beneficial Owner           Beneficial Owner
------------------------ --------------------------- ----------------
------------------------ --------------------------- ----------------

------------------------ --------------------------- ----------------
------------------------ --------------------------- ----------------
Common Stock             Tsang Chi Hung                 7,761, 103
                         Unit No. 1217, 12/F
                         The Metropolis
                         No. 10 Metropolis Drive
                         Hong Kong SAR
------------------------ --------------------------- ----------------
------------------------ --------------------------- ----------------

------------------------ --------------------------- ----------------
------------------------ --------------------------- ----------------
Warrants to Purchase     Tsang Chi Hung                 10,000,000
Common Stock             Unit No. 1217, 12/F
                         The Metropolis
                         No. 10 Metropolis Drive
                         Hong Kong SAR
------------------------ --------------------------- ----------------




Item 7.

(c) Exhibits.

     4.1  Warrants  dated  December 5, 2003,  issued by the Company to Tsang Chi
Hung.

     4.2 Registration Rights Agreement dated December 5, 2003 between the Company and Tsang Chi Hung.

     10.1 Acquisition Agreement dated November 19, 2003, between the Company and Tsang Chi Hung.

     10.2 Settlement Agreement dated December 5, 2003,between the Company and Tsang Chi Hung

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     CHINA WORLD TRADE CORPORATION
                                        (Registrant)

                                      By: /s/ JOHN HUI
                                       Name:   John Hui
                                       Title:  President

Date: December 15, 2003